Major Markets Drop but HIT Earns Strong Returns; Beats Benchmark by Record 3.38 Percentage Points

The AFL-CIO Housing Investment Trust made one of its strongest showings ever against its benchmark in February. The HIT outperformed the benchmark by 3.38 percentage points with a net return of 5.44% for the one-year period ending February 28, 2009. On a gross basis, the HIT’s one-year return of 5.88% exceeded the Barclays Capital Aggregate Bond Index by 3.82 percentage points. (For more on the HIT’s performance, see charts on pages 2-3.)

The HIT’s strong showing came at a time when major stock market indices continued to plummet. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of –46.3%, –43.9% and –41.4%, respectively, for the same one-year period.

Morningstar ranked the HIT as one of the nation’s “Top 10 Managers” in its class for the five-year period ending December 31, 2008. The ranking, reported in Pensions & Investments on February 23, placed the HIT at number six in the category of U.S. intermediate duration collective investment trusts. An explanation of the Morningstar ranking appears on page 3.

The HIT’s performance in the face of a declining economy is “a source of pride for the union movement,” declared

The HIT is creating employment for members of the local building and construction trades in the Minneapolis/St. Paul area with $25.9 million in financing for the 60-unit Solhem Apartments (above) and the 103-unit Inver Glen Senior Housing development. The estimated 200 jobs represented by these projects bring the total number of union construction jobs created by HIT investments in Minnesota to over 5,000.

AFL-CIO President John Sweeney, who serves on the Trust’s Board of Trustees. “Continuing support from union members and their pension plans has enabled the Trust to maintain its job-generating, community-building investments at a time when they are acutely needed,” he said.

Chang Suh, Executive Vice President and Chief Portfolio Manager of the HIT, credited the HIT’s strong performance results to its disciplined strategy of matching the benchmark’s interest rate risk while substituting high credit quality multifamily mortgage-backed securities (MBS) for corporate securities in the benchmark.

“The HIT continues to focus on providing consistent performance, predictable income and capital preservation by investing in the highest credit quality securities,” said Suh. “These securities are issued by the U.S. government and government-sponsored enterprises and have performed well during this period of economic turmoil.”

H I T I N V E S T O R

Fourth Quarter Performance Commentary

Chang Suh Executive Vice President and Chief Portfolio Manager AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust provided positive returns to investors in 2008 while most funds and investment managers suffered substantial losses and underperformed their benchmarks. As of December 31, 2008, the HIT outperformed its benchmark, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, for the 1-, 3-, 5- and 10-year periods on a net basis.

The Trust’s prudent and disciplined investment strategy generated superior returns versus the benchmark and outperformed many fixed-income managers in a market environment challenged by liquidity and credit crises.

The HIT’s gross and net returns for the year ended December 31, 2008, were a positive 5.68% and 5.25%, respectively. This contrasted with the negative returns of the major U.S. stock indices over the same period: –38.4% for the Standard & Poor’s 500 Index, –33.8% for the Dow Jones Industrial Average and –40.5% for the NASDAQ Composite Index.

High Credit Quality Assets

 Higher credit quality assets, such as those in the HIT portfolio, outperformed lower credit quality investment grade bonds in 2008 – a year that will go down in history as one of the worst for the capital markets. Stocks, corporate bonds, commodities and other sectors suffered massive losses, while U.S. Treasuries performed well as investors sought safety and liquidity. Helping the HIT to outperform its benchmark was the fact that the HIT held a greater proportion of higher credit quality assets than the benchmark. Nearly 98% of the HIT’s investments consisted of securities that were issued, insured or guaranteed by a U.S. government agency or a government-sponsored enterprise or were AAA-rated, compared to just 81% in the benchmark. Also benefiting the Trust’s performance was the fact that it does not invest in corporate bonds. This sector, which made up nearly 20% of the benchmark at the beginning of the year, had one of its worst years on record.

The HIT’s performance in 2008 also benefited from its disciplined management of the portfolio’s interest rate risk to keep it neutral to the benchmark. Aggressive interest rate cuts by the Federal Reserve (with the target rate reaching zero to 0.25% in December) were accompanied by a number of unprecedented actions by the Fed to help normalize conditions in the credit markets. In particular, in late 2008 the Federal Reserve announced a $600 billion program to reduce mortgage costs by directly purchasing agency mortgage-backed securities (MBS) and agency debt. Mortgage rates fell in anticipation of the purchases, expected prepayments rose and economic fundamentals continued to weaken, which caused investors’ portfolio durations to contract across the market. This heightened the demand for longer-term securities, causing interest rates to reach all-time lows.

HIT TOTAL NET AND GROSS RETURNS AT DECEMBER 31, 2008
	1 Year	3 Year	5 Year	10 Year
HIT Net	5.25%	5.53%	4.68%	5.82%

HIT Gross	5.68%	5.96%	5.09%	6.22%

Barclays Capital Aggregate Bond Index	5.24%	5.51%	4.65%	5.63%

     The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

2

H I T I N V E S T O R

HIT TOTAL RETURNS AS OF FEBRUARY 28, 2009

markets. These multifamily investments have allowed the HIT to generate superior risk-adjusted returns over the long term.

The shortage of liquidity and capital to fund multifamily projects over the last year has caused these investments to become much more attractive (with higher yields relative to Treasuries) than they have been historically. The HIT will aggressively seek capital to fund the expected increase in FHA multifamily production, as it continues to execute its long-term strategy of achieving higher yield, superior credit quality and neutral interest rate risk versus the benchmark.

Adhering to its investment guidelines, the HIT continued to reject the excessive risk-taking and irresponsible investing that had gained popularity in recent years but have now put the U.S. economy at risk. The HIT’s focus on high credit quality investments once again delivered competitive performance while minimizing the risk of loss of principal and generating consistent income. The HIT does not employ leverage through borrowing and therefore does not have margin call risk or refinancing risk for debt. Further, the HIT has never used derivatives and has never invested in securities backed by subprime mortgages.

Portfolio Strategy

The U.S. economy is expected to remain weak for the foreseeable future. Despite this difficult environment, however, the HIT expects to have opportunities to make investments in high credit quality securities that will provide competitive returns while creating affordable housing and good union jobs. The Federal Housing Administration (FHA) is expected to take on an increased role in the multifamily mortgage market in the coming year, and the HIT, with its long experience with FHA, will seek to capture FHA transactions that meet its investment and labor requirements. The FHA can insure loans for both construction and permanent financing, which is helpful to developers, and the loans are backed by the full faith and credit of the federal government, which makes them an excellent investment for the HIT.

As always, the HIT will continue to select its investments prudently, consistent with its commitment to achieve competitive returns for its investors. The HIT’s strategy of investing in government and agency multifamily MBS provides principal protection and stable cash flows for HIT investors. Prepayment protections help safeguard HIT investments in volatile

ABOUT THE “TOP TEN”
MORNINGSTAR RANKINGS

The “Top 10 Manager” rankings reported on page 1 were provided to Pensions & Investments by Morningstar, using Morningstar’s Principia Separate Account database. Rankings are based on gross returns for the five-year period ended December 31, 2008, and reflect no deduction for expenses. See the chart on page 2 for HIT’s gross and net performance numbers. The rankings compared 59 funds included in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories based on performance results self-reported to Morningstar. The findings can be viewed on the Pension & Investments website at:
http://www.pionline. com/apps/pbcs.dll/article?AID=/20090223/CHART/302239983/
-1/TOPPERFORMINGMANAGERS

     Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at

www.aflcio-hit.com. The prospectus should be read carefully before investing.
     This newsletter contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of February 28, 2009, unless otherwise noted.

3

H I T I N V E S T O R

HIT Investors Reap the Benefits of Union Jobs and Affordable Housing

Construction is underway at the $165 million Queens Family Courthouse mixed-use development in Queens, NY, part of the HIT’s New York City initiative. The project is generating over 1,000 jobs for members of the local building and construction trades.

During 2008, 27 Trust-financed housing projects with total development costs of over $780 million were committed for financing or under construction. Located in urban areas that include Boston, Chicago, Minneapolis and New York City, the projects involved the construction, rehabilitation or preservation of some 4,300 units of housing for working families and retirees at all income levels. These investments are generating over 4,800 family-supporting jobs for union members in the building and construction trades.

The HIT made new investment commitments totaling $62.5 million in 2008 for projects that will build or preserve 1,262 units of housing. Nearly 90% of these units will be affordable to low- or moderate-income households, including working families and seniors. With total development costs of $71.0 million, these most recent projects are expected to generate more than 240 jobs for union construction workers.

Many of the projects financed in 2008 were part of Trust investment initiatives that target communities with critical housing needs. For example, three new commitments were made under the New York City Community Investment Initiative: a $7.8 million investment to preserve affordability at the 983-unit Big Six Towers cooperative housing complex in Queens; $5.6 million to preserve affordability for seniors residing at the 75-unit General Chauncey M. Hooper Tower in Manhattan; and $5.5 million to help the Workmen’s Circle Multi-Care Center in the Bronx complete renovation of 41 senior care units. The staff at Big Six Towers is represented by the Service Employees International Union (SEIU) Local 32 BJ, and SEIU 1199 represents staff at Workmen’s Circle.

HIT CHAIRMAN AND CEO PARTICIPATE IN CONFERENCE ON INVESTING PENSION CAPITAL IN INFRASTRUCTURE

HIT Chairman Richard Ravitch and Chief Executive Officer Steve Coyle presented ideas on using pension capital to revitalize the nation’s infrastructure at a recent conference hosted by the Building and Construction Trades Department, AFL-CIO, and the Labor and Worklife Program of Harvard Law School.

Pension investors, consultants and educators explored vehicles for pension fund investment in infrastructure as well as the benefits these investments would generate for working people, including the creation of large numbers of union construction and manufacturing jobs.

Ravitch discussed models for investing in infrastructure that would generate significant income for public and union pension funds. Coyle proposed a method for pension fund investment in infrastructure through the purchase of long-term, federally guaranteed, taxable debt, which would be issued by a proposed National Infrastructure Bank.

“If the United States wants to remain competitive, spur economic development and look out for the public safety, we must dramatically increase investment in our infrastructure system,” said Coyle. “Pension funds are a largely untapped source of financing for infrastructure projects, and they should consider the advantages of participating in this type of investment.”

The one-day conference was coordinated by Mark Ayers, President of the BCTD and a trustee of the HIT, and by Larry Beeferman, Director of the Pensions and Capital Stewardship Project at Harvard’s Labor and Worklife Program.

H I T I N V E S T O R

It’s Time To Come Home to the HIT

Steve Coyle Chief Executive Officer AFL-CIO Housing Investment Trust

“With new capital from pension funds to invest and four decades of experience on which to build, the HIT is in an exceptional position to help working people, their communities and their pension plans to weather the current economic crisis.”

time to bring labor’s capital home to create affordable housing and good union jobs, then it is time to renew your support of the HIT. Now is the time to invest.

$5 Million Invested for 10 Years
(Period Ending December 31, 2008)

The benefits of investing in the AFL-CIO Housing Investment Trust have never been more evident. The consistent, positive returns of the Trust have helped union members’ pension plans to offset unprecedented losses in other investments. Not only that, but the good jobs and affordable housing generated by the Trust’s investments through the years have provided some relief from the severe economic downturn affecting communities across the country. For unions and pension plans that feel the pain of investment losses, rising unemployment and out-of-reach housing costs, it is time to come home to the Housing Investment Trust.

Pension plans have reduced their fixed-income allocations in the past 10 years to pursue alternative investments, such as private equity, hedge funds and overseas investments. But many of these high-risk investments have lost billions of dollars for defined benefit plans. Meanwhile, the HIT has maintained steady, positive returns. Pension plans that invested $5 million in the HIT 10 years ago saw their investments grow to $8.8 million by the end of 2008. But an equal investment in domestic or overseas stocks is most likely to be worth less than its original value.

The HIT can play a unique role in these difficult times with its investments that stimulate the economy. Pension capital invested in the HIT can help working families, their communities and their pension plans to weather this economic crisis. Union jobs and housing are benefits that cannot be gained from hedge funds or overseas investing. If you believe it is

	%Change	Value
HIT	+76%	$8,799,501

U.S. Standard &	-27%	$3,674,048
Poor’s 500 Index

U.S. New York	-9%	$4,569,138
Stock Exchange

U.S. Dow Jones	-4%	$4,779,424
Industrial Average

United Kingdom	-18%	$4,100,344
FTSE

Japan Nikkei 225	-36%	$3,200,206

China Dow Jones	+35%	$6,749,175

Source: Haver Analytics and the HIT

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. For more information on the HIT’s performance, see pages 2-3.

RENOVATION WORK WRAPS UP AT HIT-FINANCED HADLEY
APARTMENTS IN WORCESTER, MASSACHUSETTS

The Hadley Apartments in downtown Worcester have opened their doors to local residents with the help of HIT financing as part of the HIT’s $75 million Massachusetts Housing Initiative. The $15.8 million historic renovation of a former furniture store in the downtown Arts District is a key element in the city’s revitalization plans. Of the total 45 units, 40 are reserved for lower-income families.

Work on the Hadley Apartments project generated approximately 100 union construction jobs.

H I T I N V E S T O R

The Carruth Recognized with “Pride in Construction” Award	AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Helen R. Kanovsky
Chief Operating Officer and General Counsel

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President
and Chief Portfolio Manager

Debbie Cohen
Chief Development Officer

Stephanie H. Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Senior Vice President and Director of
Workforce Housing

Lesyllee White
Director of Marketing
National Office
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC 20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas
Suite 210
New York, NY 10020
(212) 554-2750

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, MA 02210

Western Regional Office
Liz Diamond, Director
235 Montgomery Street
Suite 1001
San Francisco, CA 94104
(415) 433-3044

www.aflcio-hit.com

The Carruth, a recently completed Boston project for which the HIT provided $5.1 million in financing, was recognized by The Construction Institute (TCI) as an example of what TCI Executive Director Mary Vogel describes as “the superior value, quality and integrity provided by union contractors and their skilled crafts men and women.” TCI’s Pride in Construction 2008 Project of the Year Award was presented to the Carruth’s developer, Trinity Financial. Work on the Carruth project created approximately 300 jobs for members of the local building and construction trades. The $48.6 million mixed-use property is adjacent to a new public transit center in Boston’s Dorchester community and has 74 affordable rental units, 42 market-rate condominiums and some 10,000 square feet of retail space. TCI is a nonprofit labor-management

Mathew LaCorcia of Iron Workers Local 7 at the construction site of The Carruth.

organization whose awards program recognizes outstanding projects built in Massachusetts using union contractors and workers.

Boston Building Trades Council President Jim Coyle (left) joins TCI’s Mary Vogel in congratulating developer Vince Droser of Trinity Financial at the award presentation.

PENNSYLVANIA AFL-CIO

HIT Marketing Director Lesyllee White met recently with Pennsylvania AFL-CIO President Bill George at the Pennsylvania AFL-CIO Legislative Conference. She attended the labor event to discuss the benefits to working families, their communities and their pension plans of investing with the HIT. The HIT has helped finance $215 million in multifamily development in Pennsylvania, generating some 1,600 union jobs.

union bug